UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 25, 2009

                                AirtimeDSL
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52877             20-8257363
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

           2920 N. Green Valley Pkwy, Suite 321, Henderson, NV  89014
           ----------------------------------------------------------
                (Address of principal executive offices)

                             (702) 898-7158
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On March 25, 2009, AirtimeDSL ("the Company") Board of Directors approved a one point five (1.5) for one (1) common stock dividend (the "dividend"), of the Company's issued and outstanding common stock, par value $0.001, with a record date of April 1, 2009 and a payment date of April 3, 2009. Each shareholder will receive a divided of 1.5 common shares for each shared owned on the record date.

The Company has 25,645,000 common shares issued and outstanding prior to the dividend; and, as a result of the common stock dividend, the Company will have 64,112,500 common shares issued and outstanding following the dividend.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AirtimeDSL
                                ------------------------
                                      Registrant

                                By: /s/ Ed Heckerson
                                --------------------------
                                Name:   Ed Heckerson
                                Title:  President/Director

Dated:  March 25, 2009
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